EXHIBIT 10(d)

2005 FIRST AMENDMENT TO THE MAGELLAN 401(K) PLAN

Pursuant to the authority vested in the undersigned, the Magellan 401(k) Plan (the “Plan”) is hereby amended as follows:

Subsection 8.3(c) of the Plan is hereby amended by adding the following language to paragraph 8.3(c)(i):

“In the event of a mandatory distribution on and after March 28, 2005 greater than $1,000 in accordance with the provisions of this Section 8.3(c)(i), if the Participant does not elect to have such distribution paid directly to an Eligible Retirement Plan specified by the Participant in a direct rollover or to receive the distribution directly in accordance with Section 8.1, then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator.”

Except as otherwise provided in this 2005 First Amendment to the Magellan 401(k) Plan (“Amendment”), the Plan is hereby ratified and confirmed in all respects. This Amendment shall be effective as of the dates herein stated.

EXECUTED as of the 22nd day of August, 2005.

MAGELLAN MIDSTREAM HOLDINGS, L.P.

By:	Magellan Midstream Management, LLC, its General Partner

By	/s/ John D. Chandler